UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 29, 2003
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgage Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                333-101254-10              06-1204982
-------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                  10019
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------

            On July 29, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgage Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2, Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-X, Class 4-A-1, Class 4-A-2, Class 4-A-X, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-X, Class A-R, Class B-1, Class B-2, and Class B-3 certificates (the "Offered Certificates"), having an aggregate original principal balance of $297,135,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2003, among the Company, as depositor, JPMorgan Chase Bank, as trustee, UBS Warburg Real Estate Securities Inc., as transferor, Wells Fargo Bank Minnesota, N.A., as master servicer and custodian, and U.S. Bank National Association, as custodian. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgage Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
------------------                        -----------

      4 Pooling and Servicing Agreement, dated as of July 1, 2003, among Mortgage Asset Securitization Transactions,
                                          Inc., JPMorgan Chase Bank N.A., UBS
                                          Warburg Real Estate Securities Inc.,
                                          Wells Fargo Bank Minnesota and U.S.
                                          Bank National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


September 12, 2003

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name: Glenn McIntyre
                                       Title: Associate Director

                                   By:   /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
4                        Pooling and Servicing Agreement,                E
                         dated as of July 1, 2003, among
                         Mortgage Asset Securitization
                         Transactions, Inc., JPMorgan Chase
                         Bank, UBS Warburg Real Estate
                         Securities Inc., Wells Fargo Bank
                         Minnesota, N.A. and U.S. Bank
                         National Association.